SUB-ITEM 77Q1: EXHIBITS.

(a)(1) The Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(1) in Registrant's Initial Registration Statement filed with the Commission on February 3, 1999.

(a)(2)   The Trust's  By-Laws are  incorporated  herein by  reference to Exhibit
         (b)(1) in Registrant's Initial Registration Statement filed with the Commission on February 3, 1999.

(e) Investment Management Agreement between the Trust and CRAFund Advisors, Inc. is incorporated herein by reference to Exhibit (d)(1) in Registrant's Pre-Effective Amendment No. 2 filed with the Commission on June 8, 1999.